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                                                                    Exhibit 99.1

                                  CERTIFICATION
                                       OF
                         TENDERCARE INTERNATIONAL, INC.
                 UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

The undersigned Chief Executive Officer of TenderCare International, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 11, 2004

                                                     /S/ EDWARD REISS
                                                     ----------------
                                                     Edward Reiss
                                                     Co-Chief Executive Officer



The undersigned Chief Financial Officer of TenderCare International, Inc. (the "Company") certifies pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. 78m or 78o(d), and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:  May 11, 2004

                                                     /S/ STU BROWN
                                                     -------------
                                                     Stu Brown
                                                     VP, Chief Financial Officer